                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2786

                           SCUDDER HIGH INCOME SERIES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Income Fund

Annual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder High Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	13.24%	11.73%	4.82%	6.70%
Class B	12.09%	10.80%	3.94%	5.79%
Class C	12.12%	10.74%	3.92%	5.80%
CS First Boston High Yield Index+	13.32%	14.28%	7.66%	8.13%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder High Income Fund	1-Year	Life of Class*
Institutional Class**	13.32%	18.22%
CS First Boston High Yield Index+	13.32%	18.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
** On August 13, 2004, Class I shares of the Fund consolidated with the Institutional Class.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/04	$ 5.44	$ 5.43	$ 5.44	$ 5.44
9/30/03	$ 5.23	$ 5.23	$ 5.24	$ 5.23
Distribution Information: Twelve Months: Income Dividends as of 9/30/04	$ .46	$ .41	$ .42	$ .47
September Income Dividend	$ .0375	$ .0334	$ .0340	$ .0392
SEC 30-day Yield as of 9/30/04++	7.10%	7.38%	6.71%	7.77%
Current Annualized Distribution Rate as of 9/30/04++	8.27%	7.38%	7.50%	8.65%

++ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2004, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - High Current Yield Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	50	of	420	12
3-Year	112	of	350	32
5-Year	147	of	276	54
10-Year	26	of	86	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder High Income Fund - Class A [] CS First Boston High Yield Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,814	$13,321	$12,083	$18,266
	Average annual total return	8.14%	10.03%	3.86%	6.21%
Class B	Growth of $10,000	$10,909	$13,403	$12,054	$17,560
	Average annual total return	9.09%	10.26%	3.81%	5.79%
Class C	Growth of $10,000	$11,212	$13,582	$12,120	$17,578
	Average annual total return	12.12%	10.74%	3.92%	5.80%
CS First Boston High Yield Index+	Growth of $10,000	$11,332	$14,923	$14,460	$21,860
	Average annual total return	13.32%	14.28%	7.66%	8.13%

The growth of $10,000 is cumulative.

+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 9/30/04
Scudder High Income Fund		1-Year	Life of Class*
Institutional Class*	Growth of $1,000,000	$1,133,200	$1,425,000
	Average annual total return	13.32%	18.22%
CS First Boston High Yield Index+	Growth of $1,000,000	$1,133,200	$1,433,100
	Average annual total return	13.32%	18.84%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
** On August 13, 2004, Class I shares of the Fund were merged into the Institutional Class.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,046.70	$ 1,042.20	$ 1,042.50	$ 1,048.00
Expenses Paid per $1,000*	$ 4.89	$ 8.67	$ 8.83	$ 3.55
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,020.29	$ 1,016.58	$ 1,016.42	$ 1,021.60
Expenses Paid per $1,000*	$ 4.82	$ 8.56	$ 8.72	$ 3.51

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder High Income Fund	.95%	1.69%	1.73%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder High Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, five years of experience as an investment analyst at Phoenix Investment Partners and Credit Officer in the asset-based lending group at Fleet Bank.

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Fund's strategy and the market environment during the 12-month period ended September 30, 2004.

Q: How did the high-yield bond market perform during the period?

A: Continuing the trend that has been in place since late 2002, high-yield bonds provided both positive absolute returns and strong relative performance during the past year. High yield was the best-performing area within the bond market for the period, reflecting the continued improvement in the fundamentals of the asset class. The CS First Boston High Yield Index - the fund's benchmark - returned 13.32%, strongly ahead of the 3.68% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed securities and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Despite concerns about rising interest rates, higher commodity prices and geopolitical tensions during the period, the high-yield market performed well as the positive underpinnings of the market remained in place. Helped by a stronger US economy and low interest rates, companies with high-yield debt continued to improve their financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. Another key factor supporting the asset class was the continued decline in defaults. At the end of September 2004, Moody's 12-month rolling default rate stood at 2.3%, compared with 5.9% at the end of September 2003.2 Recovery rates also increased.3 Finally, the ratio of rating upgrades to downgrades improved significantly.4 This number stood at approximately 1.2 for the quarter ended September 2004 - another indication of the market's improved fundamentals.

2 Source: Moody's Investors Service.
3 The recovery rate is the amount investors recover when a bond defaults.
4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.
5 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

These favorable fundamental trends were reflected in the compression of the high-yield market's yield spread versus Treasuries.5 Compressing yield spreads indicate that the market perceived less risk in the asset class than at the start of the period. At the close of the period, the spread stood at 430 basis points (4.30 percentage points), versus 495 basis points six months earlier and 599 basis points one year ago.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the 12 months ended September 30, 2004, was 13.24%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for complete performance information.)

The fund slightly underperformed the 13.32% return of the CS First Boston High Yield Index but outperformed the 11.26% average return of the 420 funds in Lipper's High Current Yield Funds category.6 For the six-month, nine-month (year-to-date) and three-year periods, the fund's Class A shares have finished in the top 10%, 12% and 32%, respectively, of the Lipper peer group.7

6 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.
7 The fund ranked 39, 51, 50, 112, 147 and 26 for the 6-month, 9-month, 1-year, 3-year, 5-year and 10-year periods as of September 30, 2004. There were 426, 425, 420, 350, 276 and 86 funds, respectively, in Lipper's High Current Yield Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of September 30, 2004.

Q: How did individual security selection affect performance?

A: Adding to performance was security selection and overweight positions in Georgia-Pacific Corp., Dex Media East LLC/Financial, GEO Specialty Chemicals, Inc., Equistar Chemicals, LP, ARCO/Lyondell, Petro Stopping Centers and Qwest Communications.8 Georgia-Pacific, a paper and pulp company, continued to gain as the company has been selling assets and paying down debt. The fund has maintained an overweight in this credit for some time, and it has continued to add value. Dex Media, a diversified media company that has been a consistent strong performer over past quarters, was also a positive contributor to performance for the period. Georgia-Pacific and Dex Media are two of the portfolio's largest holdings. The bond prices of the chemical companies GEO Specialty, Equistar and ARCO rallied from undervalued levels following favorable indications of improved demand and pricing in the chemicals sector. The bonds of Petro Stopping Centers, a truck stop service company, also added to performance. The fund benefited first from having the company's existing bonds called at a premium, and second from the newly issued bonds trading up in value. Qwest, a US telecommunications company and the portfolio's largest holding at the end of the period, is a security that we held in the CCC/split CCC quality segment and was upgraded to single B. We had anticipated that Qwest would be upgraded. Overseas holdings such as ISPAT Europe Group SA, a steel company, and Fage Dairy Industry SA, a Greek food and dairy company, also helped performance.

8 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark

Securities that detracted from performance for the period include Dobson Communications Corp., Avondale Mills, Inc., Dan River, Inc., Oxford Automotive, Inc. and underweights in FINOVA and MCI. Dobson Communications - a wireless company in which the fund holds an overweight position - reported lower-than-expected financial results during the period, which resulted in the bonds' drifting lower in price. We have since pared back the fund's position in Dobson to a smaller overweight. Two holdings in the textile industry, Dan River and Avondale Mills, also detracted. These companies' bond prices traded lower on weaker retail demand and increased global competition in the textile industry. We have exited the position in Dan River. Oxford Automotive, an auto parts supplier, filed for bankruptcy protection during the period. Although we did not anticipate this corporate action, we have since added to the position at lower levels and intend to hold the bonds until they reach what we believe is their intrinsic value. An underweight early in the period in FINOVA, a financial services company whose bonds gained in price, detracted from results. Finally, an early period underweight in MCI dampened results as the company's bonds rallied on the company's emergence from bankruptcy. We have since added to the fund's positions in FINOVA and MCI and at the end of the fiscal year maintained an overweight in both credits.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: During the past fiscal year, CCC/split CCC and split B securities were the best-performing quality segments, returning 18.23% and 15.80%, respectively. As a result, the portfolio's overweight in these credit quality areas was a positive contributor to performance. Also adding to return was our underweight in higher-quality securities (those rated BB and above), which, as a group, returned 10.95% for the period.

Distressed (CC, C and defaulted) securities continued to outperform the market, returning 15.47%. The fund's underweight in this credit quality segment detracted from its performance. We remained underweight in the distressed area of the market because historically this area has not produced favorable risk-adjusted performance. Keeping on course with our strategy, we continued to find good relative-value opportunities in securities in the middle quality spectrum.

Q: What is your view on the current state of the high-yield market?

A: We believe that the fundamentals of the asset class remain strong for the midterm, as economic activity is robust, defaults should remain low, and valuations are reasonable. However, the volatility of the market could increase depending on the outcome of the election, interest rates, or further developments in the geopolitical arena. Still, it is important to keep in mind that the high-yield market is cyclical, and the cyclical undercurrent of improved credit conditions remains in place, which is positive for the asset class. High-yield cycles tend to last a number of years, and although rising interest rates may cause yield spreads to increase at some point, we would not expect this to occur in a meaningful way in the near term.

Given our positive outlook for the asset class as a whole, we will continue to remain modestly aggressive, and believe that we can add value over the long term through our security selection. For the time being, we will continue to maintain an overweight in higher-yielding securities, but we anticipate that a number of these credits will be upgraded. We believe fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Asset Allocation (Excludes Securities Lending Collateral)	9/30/04	9/30/03

Corporate Bonds	74%	80%
Foreign Bonds - US$ Denominated	19%	12%
Foreign Bonds - Non US$ Denominated	3%	1%
Cash Equivalents, net	2%	3%
Stocks	1%	1%
Convertible Bonds	1%	2%
US Government Backed	-	1%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/04	9/30/03

Consumer Discretionary	25%	30%
Industrials	17%	17%
Materials	14%	13%
Telecommunication Services	12%	10%
Financials	10%	6%
Energy	9%	11%
Utilities	6%	5%
Health Care	3%	3%
Consumer Staples	3%	4%
Information Technology	1%	1%
	100%	100%

Asset allocation and corporate bond diversification are subject to change.

Quality	9/30/04	9/30/03

US Government Backed	-	1%
Cash Equivalents	4%	2%
BBB	2%	1%
BB	26%	22%
B	51%	53%
CCC	16%	18%
CC	1%	-
Not Rated	-	3%
	100%	100%

Effective Maturity	9/30/04	9/30/03

Less than 1 year	9%	3%
1 < 5 years	59%	26%
5 < 7 years	22%	28%
7 years or greater	10%	43%
	100%	100%

Asset allocation, quality and effective maturity are subject to change. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

	Principal Amount ($) (d)	Value ($)

Corporate Bonds 73.8%
Consumer Discretionary 18.1%
Adesa, Inc., 7.625%, 6/15/2012	5,495,000	5,659,850
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	8,110,000	7,623,400
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	6,145,000	6,152,681
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	7,155,000	6,779,363
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (f)	7,050,000	6,697,500
Cablevision Systems New York Group:
144A, 5.67%**, 4/1/2009 (f)	2,255,000	2,345,200
144A, 8.0%, 4/15/2012	2,220,000	2,319,900
Caesars Entertainment, Inc., 9.375%, 2/15/2007	2,260,000	2,519,900
Carrols Corp., 9.5%, 12/1/2008 (f)	4,240,000	4,346,000
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	15,275,000	9,342,700
9.625%, 11/15/2009	11,955,000	9,414,562
10.25%, 9/15/2010	19,020,000	19,424,175
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	8,035,000	8,577,362
CSC Holdings, Inc., 7.875%, 12/15/2007	7,880,000	8,362,650
Denny's Corp., 11.25% , 1/15/2008	5,699,000	5,912,713
Denny's Corp./Holdings, Inc., 144A, 10.0%, 10/1/2012	2,985,000	2,985,000
Dex Media East LLC/Financial, 12.125%, 11/15/2012	23,000,000	28,635,000
DIMON, Inc.:
7.75%, 6/1/2013	2,975,000	2,900,625
Series B, 9.625%, 10/15/2011	16,930,000	17,861,150
Duane Reade, Inc., 144A, 9.75%, 8/1/2011	6,155,000	5,816,475
Dyersburg Corp., Series B, 9.75%*, 9/1/2007	18,155,000	1,816
EchoStar DBS Corp.:
6.375%, 10/1/2011	3,765,000	3,812,062
144A, 6.625%, 10/1/2014	2,165,000	2,151,469
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	4,840,000	2,879,800
Foot Locker, Inc., 8.5%, 1/15/2022	2,390,000	2,545,350
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (f)	5,880,000	5,644,800
General Motors Corp., 8.25%, 7/15/2023	4,600,000	4,838,763
Imperial Home Decor Group, Inc., Series B, 11.0%*, 3/15/2008	12,740,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	6,630,000	5,187,975
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	2,995,000	2,740,425
Jacobs Entertainment Co., 11.875%, 2/1/2009	9,470,000	10,701,100
Kellwood Co., 7.625%, 10/15/2017	1,375,000	1,511,931
LCE Acquisition Corp., 144A, 9.0%, 8/1/2014	605,000	624,663
Levi Strauss & Co.:
7.0%, 11/1/2006 (f)	3,585,000	3,585,000
12.25%, 12/15/2012 (f)	6,285,000	6,646,387
LIN Television Corp., 6.5%, 5/15/2013 (f)	915,000	935,588
Marquee, Inc., 144A, 5.97%**, 8/15/2010	2,175,000	2,240,250
Mediacom LLC, 9.5%, 1/15/2013 (f)	12,249,000	11,789,662
MGM MIRAGE, 8.375%, 2/1/2011 (f)	8,495,000	9,376,356
NCL Corp., 144A, 10.625%, 7/15/2014	5,985,000	6,269,288
Norcraft Holdings/Capital, 144A, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	4,205,000	3,048,625
Paxson Communications Corp., 10.75%, 7/15/2008 (f)	4,635,000	4,658,175
PEI Holding, Inc., 11.0%, 3/15/2010	6,437,000	7,474,966
Petro Stopping Centers, 9.0%, 2/15/2012	10,255,000	10,870,300
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	5,560,000	5,865,800
PRIMEDIA, Inc.:
144A, 7.086%**, 5/15/2010	9,355,000	9,401,775
8.875%, 5/15/2011 (f)	5,075,000	5,075,000
Remington Arms Co., Inc., 10.5%, 2/1/2011 (f)	4,115,000	3,909,250
Renaissance Media Group LLC, 10.0%, 4/15/2008	6,640,000	6,839,200
Rent-Way, Inc., 11.875%, 6/15/2010	4,340,000	4,730,600
Sbarro, Inc., 11.0%, 9/15/2009 (f)	6,465,000	6,044,775
Schuler Homes, Inc., 10.5%, 7/15/2011 (f)	7,125,000	8,193,750
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	13,820,000	14,338,250
8.75%, 12/15/2011	8,525,000	9,249,625
Sonic Automotive, Inc., 8.625%, 8/15/2013	7,715,000	8,158,612
The Restaurant Co., 11.25%, 5/15/2008	9,939,773	9,989,472
Toys "R" Us, Inc.:
7.375%, 10/15/2018	11,605,000	10,763,637
7.875%, 4/15/2013 (f)	6,015,000	5,999,963
True Temper Sports, Inc., 8.375%, 9/15/2011	1,795,000	1,669,350
Trump Holdings & Funding, 11.625%, 3/15/2010 (f)	3,590,000	3,733,600
TRW Automotive, Inc., 11.0%, 2/15/2013	3,530,000	4,200,700
United Auto Group, Inc., 9.625%, 3/15/2012 (f)	6,815,000	7,513,538
Venetian Casino Resort LLC, 11.0%, 6/15/2010	4,410,000	5,104,575
Visteon Corp., 8.25%, 8/1/2010 (f)	4,580,000	4,820,450
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	5,100,000	5,393,250
Williams Scotsman, Inc., 9.875%, 6/1/2007 (f)	8,555,000	8,191,412
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011 (f)	5,585,000	5,068,388
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009 (f)	6,947,983	6,878,503
Young Broadcasting, Inc., 8.75%, 1/15/2014 (f)	9,753,000	9,362,880
		443,707,312
Consumer Staples 2.5%
Agrilink Foods, Inc., 11.875%, 11/1/2008 (f)	3,575,000	3,735,875
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	4,165,000	4,623,150
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	3,610,000	1,841,100
North Atlantic Trading Co., 9.25%, 3/1/2012 (f)	2,750,000	2,640,000
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	7,200,000	6,786,000
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	2,430,000	2,381,400
Revlon Consumer Products Corp., 9.0%, 11/1/2006	5,668,000	5,611,320
Rite Aid Corp.:
6.875%, 8/15/2013 (f)	8,250,000	7,218,750
11.25%, 7/1/2008 (f)	9,075,000	9,869,062
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	3,465,000	3,551,625
Swift & Co., 12.5%, 1/1/2010	2,440,000	2,696,200
United Agri Products, Inc., 144A, 8.25%, 12/15/2011 (f)	1,500,000	1,620,000
VICORP Restaurants, Inc., 10.5%, 4/15/2011	2,895,000	2,880,525
Wornick Co., 144A, 10.875%, 7/15/2011	6,020,000	6,441,400
		61,896,407
Energy 6.5%
Avista Corp., 9.75%, 6/1/2008	9,805,000	11,573,822
Chesapeake Energy Corp.:
6.875%, 1/15/2016	6,515,000	6,808,175
9.0%, 8/15/2012	2,300,000	2,627,750
Citgo Petroleum Corp., 11.375%, 2/1/2011	18,645,000	21,954,487
Continental Resources, Inc., 10.25%, 8/1/2008	11,739,000	12,149,865
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (f)	1,510,000	1,438,275
7.125%, 5/15/2018	5,675,000	4,965,625
144A, 9.875%, 7/15/2010	4,770,000	5,390,100
Edison Mission Energy, 7.73%, 6/15/2009	13,590,000	14,269,500
El Paso Production Holding Corp., 7.75%, 6/1/2013	9,970,000	9,994,925
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	8,710,000	9,501,478
Frontier Oil Corp., 144A, 6.625%, 10/1/2011	3,240,000	3,280,500
Mission Resources Corp., 9.875%, 4/1/2011	4,245,000	4,542,150
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	8,600,000	8,772,000
ON Semiconductor Corp., 12.0%, 5/15/2008 (f)	11,210,000	12,555,200
Southern Natural Gas, 8.875%, 3/15/2010 (f)	4,425,000	4,978,125
Stone Energy Corp., 8.25%, 12/15/2011	9,095,000	9,799,863
Williams Cos., Inc.:
8.125%, 3/15/2012 (f)	7,645,000	8,810,862
8.75%, 3/15/2032	5,342,000	5,969,685
		159,382,387
Financials 7.0%
Ahold Finance USA, Inc., 6.25%, 5/1/2009 (f)	11,520,000	11,923,200
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	3,671,000	3,781,130
8.5%, 1/31/2012	2,500,000	2,531,250
American Commercial Bank, 3.0%, 6/30/2006	7,850,000	7,831,191
AmeriCredit Corp., 9.25%, 5/1/2009	14,415,000	15,315,937
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	3,525,000	2,136,686
BF Saul REIT, 7.5%, 3/1/2014 (f)	10,760,000	10,975,200
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	4,605,000	4,720,125
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	2,447,220	2,447,220
144A, 16.0%, 5/15/2012	2,470,915	2,736,538
Dollar Financial Group, Inc., 9.75%, 11/15/2011	1,140,000	1,208,400
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	9,485,000	9,864,400
Eaton Vance Corp., CDO "C", 13.68%*, 7/15/2012	1,487,316	14,873
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	8,225,000	9,714,622
FINOVA Group, Inc., 7.5%, 11/15/2009	40,819,949	20,358,950
FRD Acquisition Co., Series B, 12.5%*, 7/15/2049	2,450,000	0
Internet Bank Corp., 1.75%**, 3/31/2009	4,500,000	4,222,500
iStar Financial, Inc., 6.0%, 12/15/2010	3,085,000	3,209,862
Poster Financial Group, Inc., 8.75%, 12/1/2011	4,680,000	4,873,050
PXRE Capital Trust I, 8.85%, 2/1/2027	3,825,000	3,834,563
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	11,820,000	8,628,600
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	2,670,000	3,237,375
Rockwood Spec Bank, 9.48%, 1/31/2013	11,735,000	11,735,000
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	1,505,000	1,557,675
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	7,190,000	5,644,150
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	5,175,000	3,958,875
UGS Corp., 144A, 10.0%, 6/1/2012	2,775,000	3,024,750
Universal City Development, 11.75%, 4/1/2010	9,585,000	11,166,525
		170,652,647
Health Care 2.2%
AmeriPath, Inc., 10.5%, 4/1/2013	5,535,000	5,645,700
AmerisourceBergen Corp., 7.25%, 11/15/2012 (f)	170,000	184,450
Curative Health Services, Inc., 10.75%, 5/1/2011	4,550,000	4,163,250
Encore Medical Corp., 144A, 9.75%, 10/1/2012	3,605,000	3,559,937
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (f)	6,640,000	6,108,800
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (f)	3,810,000	3,810,000
Interactive Health LLC, 144A, 7.25%, 4/1/2011	4,425,000	3,805,500
Tenet Healthcare Corp., 6.375%, 12/1/2011 (f)	29,340,000	26,332,650
		53,610,287
Industrials 12.6%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	5,015,000	5,416,200
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	5,460,000	5,733,000
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	16,050,000	15,247,500
AMI Semiconductor, Inc., 10.75%, 2/1/2013	1,063,000	1,238,395
Avondale Mills, Inc.:
8.75%, 7/1/2012	6,349,000	5,714,100
10.25%, 7/1/2013 (f)	2,690,000	1,614,000
Browning-Ferris Industries:
7.4%, 9/15/2035 (f)	6,720,000	5,997,600
9.25%, 5/1/2021	4,245,000	4,563,375
Cenveo Corp., 7.875%, 12/1/2013 (f)	4,730,000	4,611,750
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	4,300,000	4,536,500
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	12,495,000	13,244,700
Collins & Aikman Products, 10.75%, 12/31/2011 (f)	9,255,000	9,255,000
Congoleum Corp., 8.625%*, 8/1/2008	4,225,000	3,802,500
Continental Airlines, Inc., 8.0%, 12/15/2005 (f)	6,310,000	5,773,650
Cornell Companies, Inc., 144A, 10.75%, 7/1/2012	7,380,000	7,398,450
Corrections Corp. of America, 9.875%, 5/1/2009	7,730,000	8,628,613
Dana Corp.:
7.0%, 3/1/2029 (f)	9,805,000	9,854,025
9.0%, 8/15/2011	5,162,000	6,233,115
Delta Air Lines, Inc.:
7.9%, 12/15/2009 (f)	6,635,000	1,857,800
8.3%, 12/15/2029	1,790,000	420,650
Erico International Corp., 8.875%, 3/1/2012	4,090,000	4,233,150
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (f)	3,065,000	1,839,000
Geo Sub Corp., 144A, 11.0%, 5/15/2012	2,090,000	1,975,050
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	4,867,000	4,927,399
GS Technologies Operating Co., 12.0%*, 9/1/2024	4,577,117	11,443
Hercules, Inc.:
144A, 6.75%, 10/15/2029	5,025,000	5,125,500
11.125%, 11/15/2007	8,065,000	9,577,187
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	6,591,000	7,266,578
Interface, Inc., 9.5%, 2/1/2014 (f)	5,140,000	5,319,900
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	8,415,000	9,382,725
Jostens IH Corp., 144A, 7.625%, 10/1/2012	6,555,000	6,587,775
Joy Global, Inc., Series B, 8.75%, 3/15/2012	845,000	954,850
Kansas City Southern:
7.5%, 6/15/2009	8,145,000	8,328,262
9.5%, 10/1/2008	10,690,000	11,705,550
Laidlaw International, Inc., 10.75%, 6/15/2011	6,175,000	7,047,219
Meritage Homes Corp., 7.0%, 5/1/2014 (f)	4,820,000	4,940,500
Millennium America, Inc.:
7.625%, 11/15/2026 (f)	13,234,000	12,175,280
9.25%, 6/15/2008 (f)	1,260,000	1,389,150
144A, 9.25%, 6/15/2008	9,110,000	10,043,775
Motors and Gears, Inc., 10.75%, 11/15/2006	9,354,000	8,652,450
Pride International, Inc., 144A, 7.375%, 7/15/2014	1,065,000	1,182,150
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	4,805,000	5,033,238
Samsonite Corp., 144A, 8.875%, 6/1/2011	2,210,000	2,309,450
Sea Containers Ltd., 10.5%, 5/15/2012	4,910,000	5,014,338
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	5,435,000	5,407,825
Ship Finance International Ltd., 8.5%, 12/15/2013	11,700,000	11,641,500
Tech Olympic USA, Inc.:
7.5%, 3/15/2011	5,635,000	5,733,612
10.375%, 7/1/2012 (f)	6,750,000	7,560,000
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	4,765,000	5,503,575
Thermadyne Holdings Corp., 9.25%, 2/1/2014	5,780,000	5,621,050
United Rentals North America, Inc.:
6.5%, 2/15/2012 (f)	9,885,000	9,514,312
7.0%, 2/15/2014 (f)	1,870,000	1,659,625
Westlake Chemical Corp., 8.75%, 7/15/2011	1,023,000	1,148,318
		309,952,659
Information Technology 1.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	6,040,000	6,221,200
DigitalNet, Inc., 9.0%, 7/15/2010	710,000	823,600
Itron, Inc., 144A, 7.75%, 5/15/2012	2,915,000	2,922,288
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (f)	15,215,000	12,324,150
7.25%, 7/15/2006 (f)	3,620,000	3,837,200
		26,128,438
Materials 10.0%
Aqua Chemical, Inc., 11.25%, 7/1/2008	7,530,000	5,572,200
ARCO Chemical Co., 9.8%, 2/1/2020 (f)	30,511,000	31,807,717
ASARCO, Inc., 7.875%, 4/15/2013	2,095,000	1,801,700
Associated Materials, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	15,405,000	11,207,138
Caraustar Industries, Inc., 9.875%, 4/1/2011 (f)	5,910,000	6,323,700
Constar International, Inc., 11.0%, 12/1/2012 (f)	4,475,000	4,228,875
Dayton Superior Corp.:
10.75%, 9/15/2008	5,640,000	6,034,800
13.0%, 6/15/2009 (f)	9,225,000	9,040,500
Equistar Chemicals LP, 8.75%, 2/15/2009 (f)	75,000	80,813
GEO Specialty Chemicals, Inc.:
7.11%, 12/31/2007	1,574,091	1,542,609
10.125%*, 8/1/2008	7,229,000	3,759,080
Georgia-Pacific Corp.:
8.0%, 1/15/2024	16,110,000	18,325,125
9.375%, 2/1/2013	10,295,000	12,122,362
Graham Packaging Co., Inc., 144A, 8.5%, 10/15/2012	6,580,000	6,711,600
Hexcel Corp., 9.75%, 1/15/2009 (f)	5,840,000	6,132,000
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	8,355,000	9,691,800
Huntsman LLC, 11.625%, 10/15/2010 (f)	9,185,000	10,631,638
IMC Global, Inc., 10.875%, 8/1/2013 (f)	665,000	839,563
International Steel Group, Inc., 144A, 6.5%, 4/15/2014	13,030,000	13,030,000
ISPAT Inland ULC, 9.75%, 4/1/2014	8,870,000	9,779,175
MMI Products, Inc., Series B, 11.25%, 4/15/2007 (f)	4,215,000	4,257,150
Neenah Corp.:
144A, 11.0%, 9/30/2010	8,281,000	9,046,992
144A, 13.0%, 9/30/2013	6,432,827	6,625,812
Omnova Solutions, Inc., 11.25%, 6/1/2010	3,895,000	4,362,400
Owens-Brockway Glass Container, 8.25%, 5/15/2013 (f)	4,505,000	4,797,825
Oxford Automotive Inc, 144A, 12.0%*, 10/15/2010 (f)	11,436,000	4,688,760
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.15% to 6/15/2009	1,500,000	1,282,500
11.125%, 9/1/2009	6,345,000	6,598,800
13.0%, 6/1/2010 (f)	665,000	571,900
Portola Packaging, Inc., 8.25%, 2/1/2012 (f)	2,095,000	1,644,575
Radnor Holdings Corp., 11.0%, 3/15/2010	5,785,000	4,859,400
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	3,415,000	3,483,300
TriMas Corp., 9.875%, 6/15/2012	15,015,000	15,578,062
United States Steel LLC, 9.75%, 5/15/2010	7,059,000	8,082,555
		244,542,426
Telecommunication Services 9.1%
American Cellular Corp., Series B, 10.0%, 8/1/2011	26,955,000	21,833,550
American Tower Corp., 144A, 7.125%, 10/15/2012	3,005,000	2,974,950
AT&T Corp., 8.0%, 11/15/2031	3,235,000	3,526,150
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	2,635,000	2,519,719
8.375%, 1/15/2014 (f)	23,765,000	21,685,562
Crown Castle International Corp., 9.375%, 8/1/2011	4,195,000	4,824,250
Dobson Communications Corp., 8.875%, 10/1/2013	7,375,000	4,756,875
GCI, Inc., 7.25%, 2/15/2014	4,835,000	4,738,300
Insight Midwest LP, 9.75%, 10/1/2009 (f)	3,890,000	4,065,050
LCI International, Inc., 7.25%, 6/15/2007 (f)	9,195,000	8,344,462
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	2,115,000	1,781,888
MCI, Inc.:
6.688%, 5/1/2009	9,995,000	9,632,681
7.735%, 5/1/2014 (f)	18,070,000	17,121,325
Nextel Communications, Inc., 5.95%, 3/15/2014	4,910,000	4,811,800
Nextel Partners, Inc., 8.125%, 7/1/2011	5,415,000	5,739,900
Northern Telecom Capital, 7.875%, 6/15/2026	10,760,000	10,383,400
PanAmSat Corp., 144A, 9.0%, 8/15/2014	11,825,000	12,298,000
Qwest Corp.:
7.25%, 9/15/2025	23,215,000	20,893,500
144A, 7.875%, 9/1/2011	30,000	31,125
Qwest Services Corp.:
6.95%, 6/30/2010	7,445,000	7,320,914
144A, 14.0%, 12/15/2010	11,385,000	13,291,988
144A, 14.5%, 12/15/2014	10,190,000	12,329,900
Rural Cellular Corp., 9.875%, 2/1/2010 (f)	4,690,000	4,643,100
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011 (f)	3,595,000	2,911,950
Triton PCS, Inc., 8.5%, 6/1/2013	5,475,000	4,968,563
Ubiquitel Operating Co., 9.875%, 3/1/2011 (f)	7,200,000	7,497,000
US Unwired, Inc., Series B, 10.0%, 6/15/2012	5,390,000	5,592,125
Western Wireless Corp., 9.25%, 7/15/2013	1,500,000	1,530,000
		222,048,027
Utilities 4.7%
AES Corp., 144A, 8.75%, 5/15/2013	3,210,000	3,619,275
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (f)	5,830,000	6,442,150
144A, 10.25%, 11/15/2007	85,000	97,325
Aquila, Inc., 14.875%, 7/1/2012 (f)	2,390,000	3,220,525
Calpine Corp.:
8.25%, 8/15/2005 (f)	5,075,000	4,986,188
144A, 8.5%, 7/15/2010 (f)	5,905,000	4,517,325
CMS Energy Corp.:
7.5%, 1/15/2009	1,085,000	1,136,537
144A, 7.75%, 8/1/2010 (f)	710,000	750,825
8.5%, 4/15/2011	10,150,000	11,063,500
DPL, Inc., 6.875%, 9/1/2011 (f)	18,140,000	19,228,400
Illinova Corp., 11.5%, 12/15/2010	13,790,000	16,341,150
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	22,150,000	23,728,187
PG&E Corp., 6.875%, 7/15/2008	9,780,000	10,586,850
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	9,895,000	10,637,125
		116,355,362
Total Corporate Bonds (Cost $1,823,322,853)		1,808,275,952

Foreign Bonds - US$ Denominated 19.2%
Alestra SA de RL de CV, 8.0%, 6/30/2010	1,795,000	1,471,900
Antenna TV SA, 9.0%, 8/1/2007	4,748,000	4,777,675
Aries Vermogensverwaltung GmbH, 144A, 9.6%, 10/25/2014	8,250,000	9,260,625
Avecia Group PLC, 11.0%, 7/1/2009	18,185,000	16,002,800
Axtel SA, 11.0%, 12/15/2013	8,350,000	8,558,750
Biovail Corp., 7.875%, 4/1/2010 (f)	9,450,000	9,639,000
Burns Philip Capital Property, 10.75%, 2/15/2011	1,920,000	2,121,600
Calpine Canada Energy Finance, 8.5%, 5/1/2008 (f)	11,395,000	7,862,550
Cascades, Inc., 7.25%, 2/15/2013	10,030,000	10,506,425
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	9,045,000	8,615,362
Conproca SA de CV, 12.0%, 6/16/2010	5,745,000	7,296,150
Corp Durango SA:
13.125%*, 8/1/2006	2,074,000	1,306,620
144A, 13.75%*, 7/15/2009 (f)	8,531,000	5,374,530
CP Ships Ltd., 10.375%, 7/15/2012	6,880,000	7,877,600
Crown Euro Holdings SA, 10.875%, 3/1/2013	3,865,000	4,493,063
Dominican Republic, 144A, 9.04%, 1/23/2013	3,443,000	2,668,325
Dresdner Bank (Kyivstar), 144A, 10.375%, 8/17/2009	2,300,000	2,442,784
Eircom Funding, 8.25%, 8/15/2013 (f)	5,840,000	6,394,800
Embratel, Series B, 11.0%, 12/15/2008	5,790,000	6,412,425
Esprit Telecom Group PLC:
10.78%*, 6/15/2008	10,060,000	1,006
11.5%*, 12/15/2007	23,720,000	2,372
Fage Dairy Industry SA, 9.0%, 2/1/2007	17,322,000	17,408,610
Federative Republic of Brazil, 8.875%, 4/15/2024	6,380,000	6,112,040
Flextronics International Ltd., 6.5%, 5/15/2013	4,625,000	4,729,063
Gaz Capital SA, 144A, 8.625%, 4/28/2034	5,095,000	5,413,437
Gazprom OAO, 144A, 9.625%, 3/1/2013 (f)	5,575,000	6,188,250
Grupo Iusacell SA de CV, Series B, 10.0%*, 12/29/2049	1,590,000	1,065,300
Grupo Posadas SA, 144A, 8.75%, 10/4/2011	2,680,000	2,733,600
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	9,430,000	9,359,275
Innova S. de R.L., 9.375%, 9/19/2013 (f)	5,500,000	5,981,250
INTELSAT, 6.5%, 11/1/2013	5,580,000	4,575,600
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	8,735,000	9,892,387
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	8,715,000	9,499,350
LeGrand SA, 8.5%, 2/15/2025	6,155,000	7,047,475
LG Telecom Ltd., 144A, 8.25%, 7/15/2009	5,915,000	6,173,409
Luscar Coal Ltd., 9.75%, 10/15/2011	7,855,000	8,915,425
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	8,835,000	8,879,175
Mizuho Financial Group, 8.375%, 12/29/2049	4,740,000	5,128,116
Mobifon Holdings BV, 12.5% , 7/31/2010 (f)	9,420,000	11,021,400
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010 (f)	4,800,000	4,812,000
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	9,475,000	7,959,000
Nortel Networks Corp., 6.875%, 9/1/2023	3,250,000	2,973,750
Nortel Networks Ltd., 6.125%, 2/15/2006 (f)	22,965,000	23,424,300
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	26,453,186	29,958,233
Republic of Argentina:
11.375%*, 3/15/2010	8,595,000	2,599,987
Series BGL5, 11.375%*, 1/30/2017	5,429,000	1,655,845
11.75%*, 12/31/2049	2,475,000	748,688
11.75%*, 4/7/2009	2,655,000	803,138
Series 2031, 12.0%*, 6/19/2031	2,809,000	824,441
12.375%*, 2/21/2012	7,405,000	2,258,525
Republic of Turkey:
7.25%, 3/15/2015	3,785,000	3,730,988
9.0%, 6/30/2011	2,665,000	2,963,147
9.5%, 1/15/2014	2,530,000	2,871,550
Republic of Uruguay:
7.5%, 3/15/2015	1,510,000	1,336,350
7.875%, 1/15/2033 (PIK)	899	724
Rhodia SA:
7.625%, 6/1/2010 (f)	6,290,000	5,865,425
8.875%, 6/1/2011 (f)	2,990,000	2,601,300
10.25%, 6/1/2010 (f)	2,405,000	2,489,175
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	5,985,000	5,506,200
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	2,770,000	2,195,225
Secunda International Ltd., 144A, 9.76%**, 9/1/2012	3,705,000	3,677,213
Shaw Communications, Inc.:
Series B, 7.2%, 12/15/2011 (f)	1,180,000	1,283,250
Series B, 7.25%, 4/6/2011 (f)	3,265,000	3,550,687
8.25%, 4/11/2010	12,670,000	14,317,100
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	3,485,000	3,580,838
Sistema Capital SA, 144A, 8.875%, 1/28/2011	2,520,000	2,494,800
Stena AB, 9.625% , 12/1/2012	1,735,000	1,936,694
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (f)	17,420,000	12,803,700
Tembec Industries, Inc., 8.5%, 2/1/2011 (f)	19,105,000	19,964,725
TFM SA de CV:
10.25%, 6/15/2007 (f)	13,660,000	14,138,100
11.75%, 6/15/2009 (f)	9,360,000	9,453,600
12.5%, 6/15/2012	7,984,000	8,862,240
Vicap SA, 11.375%, 5/15/2007 (f)	2,125,000	2,114,375
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	3,825,000	3,748,500
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (f)	6,665,000	6,181,787
Total Foreign Bonds - US$ Denominated (Cost $490,087,052)		468,895,124

Foreign Bonds - Non US$ Denominated 2.5%
Cablecom Luxembourg SCA, 9.375%, 4/15/2014 EUR	5,980,000	7,680,275
Corus Group PLC, 7.5%, 10/1/2011 EUR	3,440,000	4,398,016
Grohe Holdings GMBH, 8.625%, 10/1/2014 EUR	3,535,000	4,485,131
Huntsman LLC, 10.125%, 7/1/2009 EUR	5,765,000	7,457,928
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	14,180,000	20,019,704
Republic of Argentina:
8.0%*, 2/26/2008 EUR	4,450,000	1,494,546
Series FEB, 8.0%*, 2/26/2008 EUR	3,220,000	1,089,458
10.25%*, 2/6/2049 EUR	7,091,618	2,447,901
10.5%*, 11/29/2049 EUR	3,273,291	1,119,703
11.25%*, 4/10/2006 EUR	2,326,378	806,786
12.0%*, 9/19/2016 EUR	263,315	92,530
TRW Automotive, Inc., 11.75%, 2/15/2013 EUR	2,875,000	4,327,218
United Mexican States, Series MI10, 8.0%, 12/19/2013 MXN	86,935,000	6,682,371
Total Foreign Bonds - Non US$ Denominated (Cost $54,802,954)		62,101,567

Convertible Bond 0.4%
Consumer Discretionary
DIMON, Inc., 6.25%, 3/31/2007	8,911,000	8,376,340
HIH Capital Ltd.:
Series DOM, 144A, 7.5%, 9/25/2006	1,625,000	1,462,500
Series EURO, 7.5%, 9/25/2006	505,000	457,025
Total Convertible Bond (Cost $10,143,842)		10,295,865

Asset Backed 0.3%
Automobile Receivables 0.2%
MMCA Automobile Trust, "B", Series 2002-2, 4.67%, 3/15/2010	4,002,749	3,945,949
Miscellaneous 0.1%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007	2,500,000	2,624,750
Total Asset Backed (Cost $6,215,605)		6,570,699

	Units	Value ($)

Other 0.0%
SpinCycle, Inc.* (e)	187,460	1,055,400
SpinCycle, Inc., "F"* (e)	1,228	6,914
Total Other (Cost $458,147)		1,062,314

	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	45,157	72,251
IMPSAT Fiber Networks, Inc.*	280,597	1,463,313
National Vision, Inc.* (e)	1,613	8,275
Total Common Stocks (Cost $16,088,915)		1,543,839

	Shares	Value ($)

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	16,090	161
Destia Communications, Inc., 144A*	19,865	0
Hayes Lemmerz International, Inc.*	14,564	19,661
UIH Australia Pacific, Inc.*	14,150	0
Total Warrants (Cost $1,656)		19,822

Preferred Stocks 0.5%
Paxson Communications Corp. (PIK)	1,074	8,055,000
TNP Enterprises (PIK)	45,808	5,176,261
Total Preferred Stocks (Cost $15,045,492)		13,231,261

Convertible Preferred Stocks 0.5%
Hercules Trust II (Cost $9,346,690)	14,575	11,222,750

Securities Lending Collateral 13.4%
Daily Assets Fund Institutional, 1.76% (c) (g) (Cost $328,305,403)	328,305,403	328,305,403

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $49,187,073)	49,187,073	49,187,073

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,803,005,682) (a)	112.8	2,760,711,669
Other Assets and Liabilities, Net	(12.8)	(312,913,229)
Net Assets	100.0	2,447,798,440

* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment or principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2004.
(a) The cost for federal income tax purposes was $2,811,007,900. At September 30, 2004, net unrealized depreciation for all securities based on tax cost was $50,296,231. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $91,246,857 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $141,543,088.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Investment Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Principal amount is stated in US dollars unless otherwise noted.
(e) Affiliated issuers (see notes to Financial statements)
(f) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at September 30, 2004 amounted to $321,743,646, which is 13.1% of total net assets.
(g) Represents collateral held in connection with securities lending.
PIK denotes that interest or dividend is paid in kind.
Currency Abbreviation
EUR	Euro
MXN	Mexican Peso

144A: Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments in Securities, at value: Unaffiliated issuers (cost $2,425,055,059) - including $321,743,646 of securities loaned	$ 2,382,148,604
Affiliated issuers (Note I) (cost $458,147)	1,070,589
Investment in Daily Assets Fund Institutional (cost $328,305,403)	328,305,403
Investment in Scudder Cash Management QP Trust (cost $49,187,073)	49,187,073
Total investments in securities, at value (cost $2,803,005,682)	2,760,711,669
Cash	5,073,943
Foreign currency (cost $36,905)	36,905
Receivable for investments sold	40,528,634
Dividends receivable	585,116
Interest receivable	53,820,890
Receivable for Fund shares sold	2,077,842
Other assets	93,248
Total assets	2,862,928,247
Liabilities
Payable upon return of securities loaned	328,305,403
Payable for investments purchased	80,303,087
Payable for Fund shares redeemed	2,833,974
Unrealized depreciation on forward currency exchange contracts	684,763
Accrued management fee	1,128,766
Other accrued expenses and payables	1,873,814
Total liabilities	415,129,807
Net assets, at value	$ 2,447,798,440
Net Assets
Net assets consist of: Undistributed net investment income	715,513
Net unrealized appreciation (depreciation) on: Investments	(42,294,013)
Foreign currency related transactions	(619,605)
Accumulated net realized gain (loss)	(1,512,950,380)
Paid-in capital	4,002,946,925
Net assets, at value	$ 2,447,798,440

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,949,755,097 / 358,847,485 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.43
Maximum offering price per share (100 / 95.5 of $5.43)	$ 5.69
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($332,070,331 / 61,146,948 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.43
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($156,133,336 / 28,711,048 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.44
Institutional Class Net Asset Value, offering and redemption price per share ($9,839,676 / 1,810,505 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Interest	$ 223,163,316
Interest - Scudder Cash Management QP Trust	536,810
Securities lending income, including income from Daily Assets Fund Institutional	367,798
Dividends - unaffiliated issuers	3,544,331
Dividends - affiliated issuers	79,364
Total Income	227,691,619
Expenses: Management fee	13,579,019
Service to shareholders	3,941,754
Distribution service fees	10,000,511
Custodian fees	151,403
Auditing	66,037
Legal	31,491
Trustees' fees and expenses	35,781
Reports to shareholders	183,708
Registration fees	72,080
Other	88,812
Total expenses, before expense reductions	28,150,596
Expense reductions	(41,434)
Total expenses, after expense reductions	28,109,162
Net investment income	199,582,457
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - unaffiliated issuers	38,078,538
Investments - affiliated issuers	2,959,038
Foreign currency related transactions	(2,326,792)
38,710,784
Net unrealized appreciation (depreciation) during the period on: Investments	64,525,177
Foreign currency related transactions	519,744
65,044,921
Net gain (loss) on investment transactions	103,755,705
Net increase (decrease) in net assets resulting from operations	$ 303,338,162

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income	$ 199,582,457	$ 217,658,802
Net realized gain (loss) on investment transactions	38,710,784	(329,652,822)
Net unrealized appreciation (depreciation) on investment transactions during the period	65,044,921	645,784,439
Net increase (decrease) in net assets resulting from operations	303,338,162	533,790,419
Distributions to shareholders from: Net investment income: Class A	(164,679,269)	(165,927,046)
Class B	(30,394,836)	(40,955,239)
Class C	(12,906,907)	(12,795,316)
Class I	(21,737)	(337,009)
Institutional Class	(572,241)	(26,602)
Fund share transactions: Proceeds from shares sold	523,445,284	991,504,559
Net assets acquired in tax-free exchange	319,028	-
Reinvestment of distributions	122,233,160	125,157,426
Cost of shares redeemed	(790,061,582)	(1,183,436,875)
Net increase (decrease) in net assets from Fund share transactions	(144,064,110)	(66,774,890)
Increase (decrease) in net assets	(49,300,938)	246,974,317
Net assets at beginning of period	2,497,099,378	2,250,125,061
Net assets at end of period (including undistributed net investment income of $715,513 and $7,198,295, respectively)	$ 2,447,798,440	$ 2,497,099,378

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 5.23	$ 4.62	$ 5.18	$ 6.34	$ 7.23
Income (loss) from investment operations: Net investment income[b]	.44	.44	.53	.64	.77
Net realized and unrealized gain (loss) on investment transactions	.22	.61	(.53)	(1.09)	(.89)
Total from investment operations	.66	1.05	-	(.45)	(.12)
Less distributions from: Net investment income	(.46)	(.44)	(.55)	(.68)	(.77)
Return of capital	-	-	(.01)	(.03)	-
Total distributions	(.46)	(.44)	(.56)	(.71)	(.77)
Net asset value, end of period	$ 5.43	$ 5.23	$ 4.62	$ 5.18	$ 6.34
Total Return (%)[c]	13.24	23.92	(.60)	(7.68)	(1.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,950	1,868	1,603	1,831	2,277
Ratio of expenses before expense reductions (%)	.94	.97	.96	1.11[d]	.93
Ratio of expenses after expense reductions (%)	.94	.97	.96	1.09[d]	.92
Ratio of net investment income (%)	8.13	8.92	10.39	10.94	11.10
Portfolio turnover rate (%)	162	149	154	69	52
[a] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.14% to 10.39%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.09%, respectively.

Class B
Years Ended September 30,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 5.23	$ 4.62	$ 5.17	$ 6.33	$ 7.22
Income (loss) from investment operations: Net investment income[b]	.39	.40	.48	.59	.71
Net realized and unrealized gain (loss) on investment transactions	.22	.61	(.52)	(1.09)	(.88)
Total from investment operations	.61	1.01	(.04)	(.50)	(.17)
Less distributions from: Net investment income	(.41)	(.40)	(.50)	(.63)	(.72)
Return of capital	-	-	(.01)	(.03)	-
Total distributions	(.41)	(.40)	(.51)	(.66)	(.72)
Net asset value, end of period	$ 5.43	$ 5.23	$ 4.62	$ 5.17	$ 6.33
Total Return (%)[c]	12.09	22.88	(1.23)	(8.50)	(2.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	332	462	514	659	792
Ratio of expenses before expense reductions (%)	1.75	1.82	1.79	1.94[d]	1.78
Ratio of expenses after expense reductions (%)	1.75	1.82	1.79	1.91[d]	1.77
Ratio of net investment income (%)	7.32	8.07	9.56	10.12	10.24
Portfolio turnover rate (%)	162	149	154	69	52
[a] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.91% and 1.91%, respectively.

Class C
Years Ended September 30,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 5.24	$ 4.63	$ 5.19	$ 6.35	$ 7.24
Income (loss) from investment operations: Net investment income[b]	.40	.40	.48	.59	.72
Net realized and unrealized gain (loss) on investment transactions	.22	.61	(.53)	(1.09)	(.89)
Total from investment operations	.62	1.01	(.05)	(.50)	(.17)
Less distributions from: Net investment income	(.42)	(.40)	(.50)	(.63)	(.72)
Return of capital	-	-	(.01)	(.03)	-
Total distributions	(.42)	(.40)	(.51)	(.66)	(.72)
Net asset value, end of period	$ 5.44	$ 5.24	$ 4.63	$ 5.19	$ 6.35
Total Return (%)[c]	12.12	23.11	(1.61)	(8.46)	(2.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	156	165	127	119	124
Ratio of expenses before expense reductions (%)	1.71	1.82	1.79	1.98[d]	1.77
Ratio of expenses after expense reductions (%)	1.71	1.82	1.79	1.95[d]	1.76
Ratio of net investment income (%)	7.36	8.07	9.56	10.09	10.25
Portfolio turnover rate (%)	162	149	154	69	52
[a] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

Institutional Class
Years Ended September 30,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.23	$ 4.63	$ 4.65
Income (loss) from investment operations: Net investment income[b]	.45	.44	.08
Net realized and unrealized gain (loss) on investment transactions	.22	.62	(.02)
Total from investment operations	.67	1.06	.06
Less distributions from: Net investment income	(.47)	(.46)	(.08)
Net asset value, end of period	$ 5.43	$ 5.23	$ 4.63
Total Return (%)	13.32	24.33	1.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	1.001
Ratio of expenses (%)	.65	.83	.82*
Ratio of net investment income (%)	8.42	9.06	14.14*
Portfolio turnover rate (%)	162	149	154
[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Fund (the "Fund"), is a diversified series of the Scudder High Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I shares consolidated with Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,437,130,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($39,695,000), September 30, 2008 ($126,550,000), September 30, 2009 ($173,248,000), September 30, 2010 ($283,199,000), September 30, 2011 ($620,426,000), and September 30, 2012 ($194,012,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. In addition, from November 1, 2003 through September 30, 2004, the Fund incurred approximately $67,818,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 30,750
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,437,130,000)
Net unrealized appreciation (depreciation) on investments	$ (50,296,231)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2004	2003
Distributions from ordinary income*	$ 208,574,990	$ 220,041,212

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $3,908,068,738 and $4,009,959,800, respectively. Purchases and sales of US Treasury securities aggregated $13,483,955 and $29,911,815, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

For the year ended September 30, 2004, the Advisor had agreed to reimburse the Fund $13,359 for expenses.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90%, 0.90%, 0.90% and 0.82% of average daily net assets for Class A, B, C and Institutional Class shares, respectively, and 0.75% of average daily net assets for Class I (through August 13, 2004, the date of its consolidation with Institutional Class) (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended September 30, 2004, the amount charged to the Fund by SISC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at September 30, 2004
Class A	$ 2,499,347	$ 619,725
Class B	702,387	159,693
Class C	234,598	55,664
Institutional Class	3,776	1,224
	$ 3,440,108	$ 836,306

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class B	$ 3,006,713	$ 201,003
Class C	1,258,983	96,044
	$ 4,265,696	$ 297,047

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2004	Annualized Effective Rate
Class A	$ 4,369,793	$ 426,832.23%
Class B	962,187	105,135.24%
Class C	402,835	51,144.24%
	$ 5,734,815	$ 583,111

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2004 aggregated $276,552 and $351, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for Class B and C shares aggregated $813,580 and $25,054, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2004, SDI received $37,666.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2004, the custodian fee was reduced by $28,075 for custodian credits earned.

F. Forward Foreign Currency Exchange Contracts

The Fund had the following open forward foreign currency exchange contracts at September 30, 2004.

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
EUR	46,538,862	USD	57,100,011	3/9/2005	$ (679,055)
MXN	77,319,130	USD	6,600,575	3/9/2005	$ (5,708)
Total unrealized depreciation					$ (684,763)

Currency Abbreviations
EUR	Euro
USD	United States Dollar
MXN	Mexico Peso

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	79,009,775	$ 424,259,682	161,986,122	$ 782,828,987
Class B	8,779,256	47,108,253	21,058,314	102,037,049
Class C	8,035,867	43,236,507	20,836,847	101,122,037
Class I*	64,219	343,465	972,873	4,604,560
Institutional Class	1,581,002	8,497,377	182,933	911,926
		$ 523,445,284		$ 991,504,559
Shares issued in tax-free exchange
Institutional Class	59,631	$ 319,028	-	$ -
Shares issued to shareholders in reinvestment of distributions
Class A	18,416,283	$ 98,812,152	19,929,574	$ 97,575,789
Class B	2,841,255	15,228,701	4,080,301	19,895,753
Class C	1,417,537	7,614,634	1,490,629	7,322,275
Class I*	4,072	21,737	71,496	337,007
Institutional Class	103,605	555,936	5,266	26,602
		$ 122,233,160		$ 125,157,426
Shares redeemed
Class A	(95,656,338)	$ (513,769,559)	(171,495,172)	$ (846,402,239)
Class B	(38,923,029)	(209,168,259)	(48,083,027)	(236,109,785)
Class C	(12,271,429)	(65,928,919)	(18,266,842)	(89,797,382)
Class I*	(106,006)	(563,469)	(2,305,783)	(11,103,069)
Institutional Class	(117,265)	(631,376)	(4,886)	(24,400)
		$ (790,061,582)		$ (1,183,436,875)
Net increase (decrease)
Class A	1,769,720	$ 9,302,275	10,420,524	$ 34,002,537
Class B	(27,302,518)	(146,831,305)	(22,944,412)	(114,176,983)
Class C	(2,818,025)	(15,077,778)	4,060,634	18,646,930
Class I*	(37,715)	(198,267)	(1,261,414)	(6,161,502)
Institutional Class	1,626,973	8,740,965	183,313	914,128
		$ (144,064,110)		$ (66,774,890)

* On August 13, 2004, Class I shares of the Fund consolidated with Institutional Class shares.

I. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the year ended September 30, 2004 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend/ Interest Income ($)	Value ($)
National Vision, Inc.	-	-	2,564,047	1,537,626	79,364	-
National Vision, Inc.	1,613	-	1,149,088	(409,783)	-	8,275
SpinCycle, Inc.	187,460	-	3,192,094	1,810,494	-	1,055,400
SpinCycle, Inc. "F"	1,228	-	20,903	20,701	-	6,914
			6,926,132	2,959,038	79,364	1,070,589

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Scudder High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Scudder High Income Fund (the "Fund"), a series of Scudder High Income Series, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder High Income Fund at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 19, 2004

Tax Information (Unaudited)

For corporate shareholders 2% of the income dividends paid during the Fund's fiscal year ended September 30, 2004, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $3,986,000, or the maximum allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	140
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 280 Park Avenue, New York, New York
4 Address: 345 Park Avenue, New York, New York
5 Address: Two International Place, Boston, Massachusetts
6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	81115L-105	81115L-204	81115L-303	81115L-501
Fund Number	8	208	308	513

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  September 30, 2004, Scudder High Income Series has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER HIGH INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
    Fiscal Year        Audit        Audit-Related      Tax Fees       All  Other
       Ended        Fees Billed     Fees Billed       Billed to      Fees Billed
   September 30,     to Fund          to Fund           Fund           to Fund
--------------------------------------------------------------------------------
2004                  $55,303            $0             $9,759             $0
--------------------------------------------------------------------------------
2003                  $49,802            $0             $8,703             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related            Tax Fees            All Other
   Fiscal           Fees Billed to           Billed to          Fees Billed
    Year             Adviser and            Adviser and        to Adviser and
   Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 September 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                   $281,500                 $0                    $0
--------------------------------------------------------------------------------
2003                   $137,900                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                    Total
                                  Non-Audit
                                Fees billed to
                                 Adviser and
                               Affiliated Fund         Total
                              Service Providers      Non-Audit
                                (engagements        Fees billed
                                   related          to Adviser
                    Total      directly to the     and Affiliated
                  Non-Audit     operations and      Fund Service
                   Billed         financial          Providers
                    Fees         reporting          (all other        Total of
   Fiscal         to Fund       of the Fund)       engagements)       (A), (B
 Year Ended
 September 30,       (A)               (B)                (C)         and (C)
--------------------------------------------------------------------------------
2004               $9,759             $0           $441,601           $451,360
--------------------------------------------------------------------------------
2003               $8,703             $0          $4,111,261        $4,119,964
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

                                       2

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder High Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ---------------------------